EX-99.906CERT

                                  CERTIFICATION

                         Pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350


The undersigned officer of ASA (Bermuda) Limited (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended May 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Dated:   August 8, 2005
                                                   /s/ Robert J.A. Irwin
                                             -----------------------------------
                                                      Robert J.A. Irwin
                                             Chairman, President and Treasurer
                                              (Principal Executive Officer and
                                                Principal Financial Officer)